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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2005


                           James Monroe Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

          Virginia                     000-32641              54-1941875
(State or other jurisdiction     Commission File Number    (I.R.S. Employer
     of incorporation)                                     Identification No.)

    3033 Wilson Boulevard, Arlington, Virginia                     22201
     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 703.524.8100

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

         On April 13, 2005, John J. Brough, Chief Financial Officer of James Monroe Bank (the "Bank"), the wholly owned subsidiary of James Monroe Bancorp, Inc. (the "Company") was appointed Senior Vice President and Chief Financial Officer of the Company. Richard I. Linhart, who previously served as Chief Financial Officer of the Company, will continue to serve in his capacity as Executive Vice President and Chief Operating Officer of the Company. Mr. Brough will continue to report to Mr. Linhart.


                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JAMES MONROE BANCORP, INC.

                              By: /s/ Richard I. Linhart
                                  ----------------------------------------
                                  Richard I. Linhart, Executive Vice President
                                  and Chief Operating Officer





Dated: April 13, 2005